UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2017 (July 27, 2017)

MBIA INC.
(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Manhattanville Road, Suite 301 Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
914-273-4545

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02(b).  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The Company today announced that following a reassessment of the appropriate governance profile for the Company after its decision to cease, for now, efforts to actively pursue writing new insurance policies at its indirect subsidiary, National Public Finance Guarantee Corporation, Ms. Maryann Bruce, Mr. Keith Curry and Ms. Lois Scott have each resigned from the Board of Directors of MBIA Inc. (the “Company”), effective July 28, 2017.

Item 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a) On July 27, 2017, the Board of Directors of the Company amended the Company’s By-Laws to reflect a reduction to the minimum required number of board members, from eight members to five members.  Article II, Section 2.02 of the By-Laws has been amended and restated in its entirety to read as follows:

Section 2.02.  Number.  The number of Directors constituting the entire Board of Directors shall be not less than five and not more than thirteen and the number of directorships at any time within such minimum and maximum shall be the number fixed by resolution of the shareholders or by resolution adopted by a 66-2/3% vote of the Board of Directors or, in the absence thereof, shall be the number of Directors elected at the preceding Annual Meeting of shareholders [Section 33-737].

Item 7.01.  REGULATION FD DISCLOSURE.

A copy of MBIA’s press release dated July 31, 2017, regarding the resignations of Ms. Bruce, Mr. Curry and Ms. Scott as directors has been attached hereto as Exhibit 99.1.

The information in the press release is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

99.1    Press Release issued by MBIA Inc. dated July 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

By:	/s/ Jonathan C. Harris
Jonathan C. Harris
General Counsel

Date: July 31, 2017

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
Dated July 31, 2017

99.1        Press Release issued by MBIA Inc., dated July 31, 2017.